CIFG ALL WEATHER FUND

CIFG STRATEGIC OPPORTUNITY FUND

Class I shares

(each a series of Northern Lights Fund Trust)

Supplement dated July 29, 2010 to

the Prospectus dated July 14, 2010

Effective immediately, the minimum initial investment in CIFG All Weather Fund’s and CIFG Strategic Opportunity Fund’s Class I shares is $100,000 for all accounts, and all contrary information in the prospectus is hereby amended.  The minimum subsequent investment in Class I shares $100 for retirement plan accounts and $250 for all other accounts.

This Supplement, and the existing Prospectus dated July 14, 2010, provide relevant information for all shareholders and should be retained for future reference.  Both the Prospectus and the Statement of Additional Information dated July 14, 2010 have been filed with the Securities and Exchange Commission, are incorporated by reference, and can be obtained without charge by calling the Fund at 1-877-362-2434.